UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2023

ENERTECK CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 000-31981

Delaware	47-0929885
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
10701 Corporate Drive, Suite 150 Stafford, Texas	77477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 240-1787

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 7, 2023, Weaver and Tidwell, L.L.P. (“Weaver”) notified the Board of Directors of EnerTeck Corporation (the “Company”) of its resignation as the Company’s registered public accounting firm as of that date. The resignation of Weaver was accepted by the Board of Directors on September 11, 2023.

The reports issued by Weaver on the Company’s financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports of Weaver for the years ended December 31, 2022 and 2021 included an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with Weaver on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Weaver’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

In addition, during the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses regarding the Company’s internal control over financial reporting disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2022 and 2021.

The Board of Directors will be seeking a new independent registered public accounting firm and intends to engage such firm as soon as practicable.

The Company provided Weaver with a copy of the foregoing disclosures prior to filing this Current Report on Form 8-K. A letter from Weaver addressed to the Securities and Exchange Commission stating that Weaver agrees with such disclosures is included as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

16.1*	Letter of Weaver and Tidwell, L.L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERTECK CORPORATION

Date: September 11, 2023	By:	/s/ Gary B. Aman
Gary B. Aman President and Acting Chief Executive Officer

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